Note 25 - Subsequent Events	12 Months Ended
Dec. 31, 2024
Notes To Financial Statements [Abstract]
Subsequent Events [Text Block]

25. Subsequent Events:

(a)

Declaration and payment of dividends (common stock): On January 2, 2025, the Company declared a dividend of $0.115 per share on the common stock, which was paid on February 6, 2025, to holders of record of common stock as of January 21, 2025.

(b)

Declaration and payment of dividends (preferred stock Series B, Series C and Series D): On January 2, 2025, the Company declared a dividend of $0.476563 per share on the Series B Preferred Stock, $0.531250 per share on the Series C Preferred Stock and $0.546875 per share on the Series D Preferred Stock, which were all paid on January 15, 2025 to holders of record as of January 14, 2025.

(c)

Investment in leaseback vessels: In January 2025, NML signed a commitment letter, subject to final documentation, with a shipowner (seller) to acquire three offshore support vessels, under which the vessels will be chartered back to the seller under bareboat charter agreements, for an amount of up to $24,490.

In addition, in January 2025, one NML subsidiary entered into a loan agreement to finance a sale and leaseback arrangement that has entered into (Note 12 (b) (ii.21) and drew down the amount $11,970, in aggregate.

(d)

Vessel sale: On February 1, 2025, the Company decided to sell the 2008-built, 76,619 DWT capacity dry bulk vessel, Rose. The vessel is expected to be delivered to her new owners within the first or second quarter of 2025.